12. Subsequent Events	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
12. Subsequent Events

On January 7, 2014 the Company announced the appointment of Gene Cartwright, 59, as Chief Executive Officer, effective January 6, 2014. Dr. Cartwright replaced Mark L. Faupel, who has transitioned to the role of Chief Scientific Officer. In accordance with Dr. Faupel’s employment agreement, all outstanding unvested stock options became fully vested on January 6, 2014, resulting in compensation expense of approximately $111,000. The Company also owes Dr. Faupel additional compensation payable of $40,000, as a result of the Company’s employment agreement with Dr. Cartwright.

Effective January 31, 2014, Ronald W. Allen resigned from the Board of Directors of the Company.

Between February 1 and March 25, 2014, the Company received cash advances from certain affiliates totaling about $175,000.